John Hancock Financial Services

Thomas J. Loftus AVP and Assistant General Counsel U.S. Insurance Law Department 601 Congress Street Boston, MA 02210-2805 (617) 663-3192 Fax: (617) 663-2196 E-Mail: tloftus@jhancock.com

June 1, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	John Hancock Life Insurance Company (U.S.A.) Separate Account Q (“Registrant”)

Registration Statement on Form N-4 (File No. 333-164147)

Dear Commissioners:

John Hancock Life Insurance Company (U.S.A.) (the “Company”), on behalf of John Hancock Life Insurance Company (U.S.A.) Separate Account Q (the “Registrant”), transmits this Post-Effective Amendment No. 10 to the above-captioned registration statement (“Post-Effective Amendment”) to the Securities and Exchange Commission for filing under the Securities Act of 1933, as amended (the “Act”), pursuant to Rule 485(a) under the Act.

We are filing the Post-Effective Amendment under Rule 485(a) to reflect revisions to the prospectus for certain variable annuity contracts described therein, the Revolution Value Variable Annuity Contracts (the “Contracts”). The new disclosure announces a limited time offer available only to certain eligible Contract Owners (the “Offer”). The Offer asks eligible Contract Owners to terminate their Contracts, including any riders, in return for an increase to their Contract Value, as described below.

The Company intends to make the Offer available for a limited time beginning on or about September 7, 2018 through December 7, 2018 (the “Offer Period”). The Company is offering to buy back the Contracts for the “Total Offer Amount,” which will equal a Contract’s Contract Value plus an enhancement amount, the calculation of which is described in the Post-Effective Amendment (“Enhancement Amount”). This Offer is voluntary and Contract Owners are not required to accept this Offer or take any action under their Contract. If a Contract Owner accepts the Offer, the Contract will terminate in its entirety and have no further value, force or effect.

The Company is making this Offer in the belief that it may be mutually beneficial to the Company and to any eligible Contract Owners who no longer need or want the guarantees provided by the Contract and any applicable riders.

Following Staff review and comment on this Post-Effective Amendment, we intend to file another post-effective amendment to respond to Staff comments, and to finalize rates and values and other details in the prospectuses. The Company, on behalf of the Registrant respectfully requests comments from the Staff on this filing by Tuesday, July 31, 2018, which would allow us enough time to address the Staff’s comments, complete a filing and print final supplements for an anticipated September 7th launch date.

Please direct any comments and questions regarding the Post-Effective Amendment to me at (617) 663-3192 or in my absence, to Sophia Pattas at (617) 663-2332.

Very truly yours,

/s/ Thomas J. Loftus

Thomas J. Loftus

AVP & Assistant General Counsel – Annuities